ACQUISITIONS	12 Months Ended
Dec. 31, 2024
ACQUISITIONS
12. ACQUISITIONS
Commercial Specialists, Inc.
On February 1, 2024, one of our wholly owned subsidiaries acquired Commercial Specialists, Inc. (“CSI”), a distributor of HVAC products with annual sales of approximately $13,000, operating from two locations
in Kentucky and Ohio. Consideration for the purchase consisted of $6,037 in cash, 1,904 shares of Common stock having a fair value of $752, and $562 for repayment of indebtedness, net of cash acquired of $1,426. The purchase price resulted in the recognition of $2,469 in goodwill. The tax basis of such goodwill is deductible for income tax purposes over 15 years.
Gateway Supply Company, Inc.
On September 1, 2023, we acquired substantially all the assets and assumed certain of the liabilities of Gateway Supply Company, Inc. (“GWS”), a plumbing and HVAC distributor with annual sales of approximately $180,000, operating from 15 locations in South Carolina and one location in Charlotte, North Carolina. We formed a new, wholly owned subsidiary, Gateway Supply LLC, that operates this business. Consideration for the net purchase price consisted of $4,000 in cash, net of cash acquired of $3,102, and 280,215 shares of Common stock having a fair value of $101,645, net of a discount for lack of marketability. Of the 280,215 shares of Common stock issued, 21,228 shares were subject to a contractual restriction that generally prohibited the sale or other transfer of such shares by GWS and its permitted transferees for a period of one year following the closing date with respect to half of such shares, and two years following the closing date with respect to the other half of such shares. The purchase price resulted in the recognition of $69,086 in goodwill and intangibles. The fair value of the identified intangible assets was $44,000 and consisted of $18,600 in trade names and distribution rights, and $25,400 in customer relationships to be amortized over an
18-year
period. The tax basis of the acquired goodwill recognized is not deductible for income tax purposes.
The table below presents the allocation of the total consideration to tangible and intangible assets acquired and liabilities assumed from the acquisition of GWS based on their respective fair values as of September 1, 2023:

Accounts receivable	$21,159
Inventories	37,098
Other current assets	319
Property and equipment	3,213
Operating lease ROU assets	15,737
Goodwill	25,086
Intangibles	44,000
Other assets	86
Current portion of lease liabilities	(3,633)
Accounts payable	(8,306)
Accrued expenses and other current liabilities	(4,934)
Operating lease liabilities, net of current portion	(12,434)
Finance lease liabilities, net of current portion	(1,431)
Other liabilities	(13,417)

Total	$102,543

Capitol District Supply Co., Inc.
On March 3, 2023, one of our wholly owned subsidiaries acquired Capitol District Supply Co., Inc., a distributor of plumbing and air conditioning and heating products with annual sales of approximately $13,000, operating from three locations in New York. Consideration for the purchase consisted of $1,217 in cash, net of cash acquired of $144, and $1,851 for repayment of indebtedness. The purchase price resulted in the recognition of $1,055 in goodwill and intangibles. The fair value of the identified intangible assets was $606 and consisted of $430 in trade names and distribution rights, and $176 in customer relationships to be amortized over an
18-year
period. The tax basis of such goodwill is deductible for income tax purposes over 15 years.
The results of operations of these acquisitions have been included in the consolidated financial statements from their respective dates of acquisition. The pro-forma effect of these acquisitions was not deemed significant to the consolidated financial statements.